EXHIBIT 99.2 Confidential Investor Presentation Subordinated Debt Offering June 2020 A Return to Better BankingEXHIBIT 99.2 Confidential Investor Presentation Subordinated Debt Offering June 2020 A Return to Better Banking

Offering Disclaimer This Confidential Subordinated Note Issuance Investor Presentation (this “Confidential Investor Presentation”) is confidential and does not constitute or form part of any offer to sell, or a solicitation of an offer to purchase, any securities of Parke Bancorp, Inc. or any of its affiliates or subsidiaries (collectively, the “Company”). The information in this Confidential Investor Presentation may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person. The Company reserves the right to request the return of this Confidential Investor Presentation at any time. This Confidential Investor Presentation is for informational purposes only and is being furnished on a confidential basis to a limited number of institutional accredited investors and qualified institutional buyers. Any such offering may be made only by a purchase agreement and the information contained herein will be superseded in its entirety by such purchase agreement. This Confidential Investor Presentation does not contain all the information you should consider before investing in securities of the Company and should not be construed as investment, legal, regulatory or tax advice. It does not purport to contain all of the information that may be relevant. In addition, the financial information presented in this Confidential Investor Presentation has not been audited and is derived from Company records including the Company's FR Y-9SP. Each potential investor should review the purchase agreement, make such investigations as it deems necessary to arrive at an independent evaluation of an investment in the securities mentioned in this Confidential Investor Presentation and should consult its own legal counsel and financial, accounting, regulatory and tax advisors to determine the consequences of such an investment prior to making an investment decision and should not rely on any information set forth in this Confidential Investor Presentation. The securities referenced in this Confidential Investor Presentation have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold absent registration or an exemption from registration under applicable law. Such securities have not been approved or disapproved by the Securities and Exchange Commission, any state securities commission or any regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of any proposed offering of these securities or the accuracy or adequacy of this Confidential Investor Presentation. Any representation to the contrary is a criminal offense. The securities referenced in this Confidential Investor Presentation are not savings accounts, deposits or other obligations of any bank or savings association and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency. This Confidential Investor Presentation contains forward-looking statements. Words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company’s business based on the beliefs of and certain assumptions made by the Company’s management, many of which assumptions, by their nature, are inherently uncertain and beyond the Company’s control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, they may prove to be materially different from the results expressed or implied by such forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: economic risks associated with COVID-19; the effect of any changes in federal government enforcement of federal laws affecting the medical use cannabis industry; government actions taken in response to COVID-19; competition from other financial institutions and bank holding companies; risks related to its customers' credit quality; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; volatile oil and gas prices; and similar factors. Unless required by law, the Company also disclaims any obligation to update any forward-looking statements. Interested parties should not place undue reliance on any forward-looking statement and should carefully consider the risks and other factors that the Company faces. Certain of the information contained in this Confidential Investor Presentation may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information. Except where information is provided as of a specified date, this Confidential Investor Presentation speaks as of the date hereof. The delivery of this Confidential Investor Presentation will not, under any circumstances, create an implication that there has been no change in the affairs of the Company since the date of this Confidential Investor Presentation. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information summarized herein or made available in connection with any further investigation of the Company. The Company expressly disclaims any and all liability which may be based on such information, errors therein or omissions therefrom. In addition to financial measures presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”), this presentation contains certain non-GAAP financial measures, including tangible common equity ( TCE ), tangible assets ( TA ) and the ratio of tangible common equity to tangible assets ( TCE/TA ). The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for any measure prepared in accordance with GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the appendix to this presentation.Offering Disclaimer This Confidential Subordinated Note Issuance Investor Presentation (this “Confidential Investor Presentation”) is confidential and does not constitute or form part of any offer to sell, or a solicitation of an offer to purchase, any securities of Parke Bancorp, Inc. or any of its affiliates or subsidiaries (collectively, the “Company”). The information in this Confidential Investor Presentation may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person. The Company reserves the right to request the return of this Confidential Investor Presentation at any time. This Confidential Investor Presentation is for informational purposes only and is being furnished on a confidential basis to a limited number of institutional accredited investors and qualified institutional buyers. Any such offering may be made only by a purchase agreement and the information contained herein will be superseded in its entirety by such purchase agreement. This Confidential Investor Presentation does not contain all the information you should consider before investing in securities of the Company and should not be construed as investment, legal, regulatory or tax advice. It does not purport to contain all of the information that may be relevant. In addition, the financial information presented in this Confidential Investor Presentation has not been audited and is derived from Company records including the Company's FR Y-9SP. Each potential investor should review the purchase agreement, make such investigations as it deems necessary to arrive at an independent evaluation of an investment in the securities mentioned in this Confidential Investor Presentation and should consult its own legal counsel and financial, accounting, regulatory and tax advisors to determine the consequences of such an investment prior to making an investment decision and should not rely on any information set forth in this Confidential Investor Presentation. The securities referenced in this Confidential Investor Presentation have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold absent registration or an exemption from registration under applicable law. Such securities have not been approved or disapproved by the Securities and Exchange Commission, any state securities commission or any regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of any proposed offering of these securities or the accuracy or adequacy of this Confidential Investor Presentation. Any representation to the contrary is a criminal offense. The securities referenced in this Confidential Investor Presentation are not savings accounts, deposits or other obligations of any bank or savings association and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency. This Confidential Investor Presentation contains forward-looking statements. Words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company’s business based on the beliefs of and certain assumptions made by the Company’s management, many of which assumptions, by their nature, are inherently uncertain and beyond the Company’s control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, they may prove to be materially different from the results expressed or implied by such forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: economic risks associated with COVID-19; the effect of any changes in federal government enforcement of federal laws affecting the medical use cannabis industry; government actions taken in response to COVID-19; competition from other financial institutions and bank holding companies; risks related to its customers' credit quality; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; volatile oil and gas prices; and similar factors. Unless required by law, the Company also disclaims any obligation to update any forward-looking statements. Interested parties should not place undue reliance on any forward-looking statement and should carefully consider the risks and other factors that the Company faces. Certain of the information contained in this Confidential Investor Presentation may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information. Except where information is provided as of a specified date, this Confidential Investor Presentation speaks as of the date hereof. The delivery of this Confidential Investor Presentation will not, under any circumstances, create an implication that there has been no change in the affairs of the Company since the date of this Confidential Investor Presentation. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information summarized herein or made available in connection with any further investigation of the Company. The Company expressly disclaims any and all liability which may be based on such information, errors therein or omissions therefrom. In addition to financial measures presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”), this presentation contains certain non-GAAP financial measures, including tangible common equity ( TCE ), tangible assets ( TA ) and the ratio of tangible common equity to tangible assets ( TCE/TA ). The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for any measure prepared in accordance with GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the appendix to this presentation.

Terms of the Proposed Subordinated Debt Offering Issuer Parke Bancorp, Inc. Subordinated Notes due 2030 Security $[30] million Amount 1 A- by Egan-Jones Ratings Company Security Rating Regulation D Private Placement Issuance Type Fixed-to-Floating Rate (Fixed during First Five Years) Offering Structure 10 Years Term No Call Period 5 Years General Corporate Purposes Use of Proceeds Placement Agent 1) A rating is not a recommendation to buy, sell or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating organization has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other ratingTerms of the Proposed Subordinated Debt Offering Issuer Parke Bancorp, Inc. Subordinated Notes due 2030 Security $[30] million Amount 1 A- by Egan-Jones Ratings Company Security Rating Regulation D Private Placement Issuance Type Fixed-to-Floating Rate (Fixed during First Five Years) Offering Structure 10 Years Term No Call Period 5 Years General Corporate Purposes Use of Proceeds Placement Agent 1) A rating is not a recommendation to buy, sell or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating organization has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating

Key Investment Highlights 21-year old community bank headquartered in New Jersey operating in the greater Philadelphia market Reached profitability 18 months after founding and has been profitable every year since (even throughout the Great Recession) • Outstanding performer with LTM ROAA of 1.84%¹ Efficient business with 28.9%¹ LTM Efficiency Ratio Consistent balance sheet growth in stable segments • Deemphasized construction lending after last recession from 27% to just over 17% in March 2020 (significant proportion of current construction portfolio are loans to pre-sold units) High level of inside equity ownership by Board and Management Consistent and increasing dividends Strength in managing losses • Historically low net charge-offs; net recoveries of $12K in March 2020 Noninterest-bearing deposits have more than tripled in last 5 years (totaling 24% of deposits in March 2020) 1) As of March 31, 2020 Source: S&P Global Market IntelligenceKey Investment Highlights 21-year old community bank headquartered in New Jersey operating in the greater Philadelphia market Reached profitability 18 months after founding and has been profitable every year since (even throughout the Great Recession) • Outstanding performer with LTM ROAA of 1.84%¹ Efficient business with 28.9%¹ LTM Efficiency Ratio Consistent balance sheet growth in stable segments • Deemphasized construction lending after last recession from 27% to just over 17% in March 2020 (significant proportion of current construction portfolio are loans to pre-sold units) High level of inside equity ownership by Board and Management Consistent and increasing dividends Strength in managing losses • Historically low net charge-offs; net recoveries of $12K in March 2020 Noninterest-bearing deposits have more than tripled in last 5 years (totaling 24% of deposits in March 2020) 1) As of March 31, 2020 Source: S&P Global Market Intelligence

Franchise Overview

Community Focused Banking Institution Stretching from South Jersey to Philadelphia

Geographic Presence



Trenton
NEW JERSEY
Philadelphia
Toms River
Wilmington
Vineland
Atlantic City
Dover
Delaware Bay
DELAWARE
6 Branches
Headquarters

Company Background and Financial Snapshot

Background

- Successful 21 year operating history, established in 1999
- Headquartered in Sewell, New Jersey
- Publicly traded on the NASDAQ exchange under the symbol PKBK
- Led by the same core management team and board who founded the bank
- Full service commercial bank with emphasis on providing personal and business financial services to individuals and small-sized businesses
- Focused effort on attracting small to midsize companies and professionals in the markets within our footprint by developing and delivering products that are competitively priced and meet the demands of these markets through superior service

Financial Snapshot as of March 31, 2020

Balance Sheet ($000)	Total Assets	1,815,556
	Net Loans	1,445,178
	Deposits	1,469,330
	Loans / Deposits	99.92%
LTM Profitability	NIM	3.64%
	ROAA	1.84%
	ROAE	17.47%
	Efficiency Ratio	28.93%
Regulatory Capital	TCE / TA	10.08%
	Tier 1 Leverage	10.82%
	CET1 Ratio	14.17%
	Total Capital Ratio	16.58%
Asset Quality	MRQ NCOs / Average Loans	0.00%
	NPA Excl Restructured[1] / Assets	0.54%
	Loan Loss Reserves/ Gross Loans	1.58%

1) Nonperforming assets excluding restructured loans (nonaccrual loans, real estate owned and repossessed assets) as a percent of total assets
Note: Financial data as of March 31, 2020
Source: S&P Global Market Intelligence

PARKE BANCORP INC. | 5

Management Team

Experienced Team with Strong Ties to the Community



Vito Pantilione
President, Chief Executive Officer and Director

Years of Experience: 45 Years at Parke: 21

Mr. Vito S. Pantilione has been President, Chief Executive Officer and Director of Parke Bancorp, Inc. since formation in 2005. Mr. Pantilione serves as the President and Chief Executive Officer and a Director of the Parke Bank. Mr. Pantilione was the President and Owner of Eagle Valley. From 1991 to 1994, he was employed as President of First Commercial Bank of Philadelphia. In addition, he previously was the President and Owner of Interstate Mortgage Management, a mortgage brokerage company, and was the Executive Vice President of First Federal Savings of Hammonton. Mr. Pantilione was a Member of the Federal Reserve Bank of Philadelphia's Community Depository Institution Advisory Council. Mr. Pantilione received an Honorary Doctorate from Philadelphia University in recognition of his many accomplishments in the areas of Finance and Banking.



John Hawkins
EVP and Chief Financial Officer

Years of Experience: 37 Years at Parke: 12

Mr. John F. Hawkins has been Chief Financial Officer of Parke Bancorp, Inc. since March 2010 and serves as Executive Vice President since January 21, 2020 and also served as its Senior Vice President until January 21, 2020. Mr. Hawkins serves as Executive VP & CFO of Parke Bank. He served as Controller of Parke Bank, a subsidiary of Parke Bancorp, Inc. since 2008. He served as Controller of Parke Bancorp, Inc. until March 2010. He served as Vice President of Parke Bank. He served as Controller of Susquehanna Bank DV, headquartered in Camden from 2006 to 2008. He served as Senior Vice President/Investment Officer at Minotola National Bank from 1993 to 2006 and joined in 2008 as Controller. In March 2010, he was appointed Senior Vice President and Chief Financial Officer. Prior to joining the Company, he was Controller for Susquehanna Bank DV, headquartered in Camden from 2006 to 2008. Mr. Hawkins has many years' experience in banking with a career focus on asset and liability management, planning, analytics and financial reporting.



Ralph "Guy" Gallo
EVP and Chief Operating Officer

Years of Experience: 35 Years at Parke: 10

Mr. Ralph Gallo, also known as Guy, serves as Executive Vice President and Chief Operating Officer of Parke Bancorp, Inc. since January 21, 2020. He served as Senior Vice President at Parke Bancorp, Inc. until January 21, 2020. He serves as Executive VP & COO of Parke Bank. Mr. Gallo has over thirty years of banking experience primarily in banking operations and customer relationship management. As a Vice President at Mellon Bank, he managed Lockbox, Research & Adjustments and International Operations supporting commercial banking customers. As a Vice President at Image Remit, Mr. Gallo managed a multi-state lockbox operation and provided customer relationship management supporting private label services to regional banks in the Northeast US.



Paul Palmieri
Senior Vice President and Chief Credit Officer

Years of Experience: 42 Years at Parke: 16

Mr. Paul E. Palmieri serves as Senior Vice President at Parke Bancorp, Inc. Mr. Palmieri serves as Senior Vice President and Chief Credit Officer at Parke Bank, a subsidiary of Parke Bancorp, Inc. Mr. Palmieri served as Senior Vice President and Senior Loan Officer of Parke Bank, a subsidiary of Parke Bancorp, Inc. Mr. Palmieri served as Corporate Secretary at Parke Bancorp, Inc. He is responsible for launching a new full service branch and lending department in Center City Philadelphia. He joined Parke Bank in 2004. Mr. Palmieri has more than 25 years of Banking and Accounting experience in the Philadelphia area, specializing in commercial loans and management. Prior to joining the Bank, he was a Vice President and Commercial Loan Officer at Republic First Bank in Philadelphia, Pennsylvania from 1996 to 2004. Mr. Palmieri was an Assistant Vice President and Commercial Banker at Regent Bank in Philadelphia from 1993 to 1996. He also held various positions at Fidelity Bank formerly known as Industrial Valley Bank in Philadelphia from 1977 to 1987 and Home Unity Savings Bank in Lafayette Hill, Pennsylvania from 1988 to 1989.



Nicholas Pantilione
Senior VP and Chief Lending Officer

Years of Experience: 15 Years at Parke: 15

Mr. Nicholas J. Pantilione serves as Senior Vice President and Chief Lending Officer. He joined the Company in 2005 through an internship while attending Rowan University and started fulltime with the Bank in 2009. Mr. Pantilione has ten years of lending experience and currently manages a staff of 10 people, which includes 6 loan officers, 2 underwriters and 2 staffers for marketing. Prior to the Bank, Mr. Pantilione attended Stockton University where he earned a Bachelors Degree in Finance and played on the Varsity Baseball Team. Mr. Pantilione is the son of Vito S. Pantilione, President and Chief Executive Officer.

Source: S&P Global Market Intelligence; Company documents

PARKE BANCORP INC. | 6

Ownership

Substantial Insider Ownership Aligns Management with Stakeholders

Individual Insiders

Rank	Institutional Holder	Position	Shares Outstanding (%)	Market Value ($000)
1	Celestino R. Pennoni Independent Chairman of the Board	358,657	3.03%	$4,817
2	Jeffrey H. Kripitz Independent Director	341,700	2.88%	$4,589
3	Vito S. Pantilione President, CEO & Director	307,092	2.59%	$4,124
4	Anthony J. Jannetti Independent Director	201,078	1.70%	$2,700
5	Jack C. Sheppard Jr. Independent Director	181,801	1.53%	$2,442
6	Arret F. Dobson Independent Director	175,121	1.48%	$2,352
7	Daniel J. Dalton Independent Vice Chairman of the Board	173,904	1.47%	$2,336
8	Edward Infantolino Independent Director	152,377	1.29%	$2,046
9	Paul E. Palmieri Senior Vice President	65,203	0.55%	$876
10	Elizabeth A. Milavsky Director	43,774	0.37%	$588
11	Fred Glover Choate Independent Director	2,144	0.02%	$29
12	Nicholas J. Pantilione Senior VP & Chief Lending Officer	1,456	0.01%	$20
13	Ralph Gallo Executive VP & COO	404	0.00%	$5
14	John F. Hawkins Executive VP & COO	389	0.00%	$5
	Total	**2,005,100**	**16.92%**	**$26,928**

Ownership Summary


Public and Other 42.59%
Institutions 40.49%
Individuals / Insiders 16.92%

Note Market data as of June 17, 2020
Source: S&P Global Market Intelligence

PARKE BANCORP INC. | 7

Our Markets Strong Relationships Allow for Consistent Customer Base Highlights Philadelphia South Jersey § Over 90% of franchise deposits are in high growth, or stable, markets § Parke Bancorp holds a Top 25 market share rank in all county markets County Proj. Household Income Change ('20-'25) % of Market Name County vs National Expections Franchise Rank 1.1x Gloucester 62.8% #3 1.0x Atlantic 24.6% #7 0.8x Philadelphia 7.9% #21 1.0x Camden 4.7% #19 >1x Nation <1x Nation National Avg. 9.87% Source: S&P Global Market IntelligenceOur Markets Strong Relationships Allow for Consistent Customer Base Highlights Philadelphia South Jersey § Over 90% of franchise deposits are in high growth, or stable, markets § Parke Bancorp holds a Top 25 market share rank in all county markets County Proj. Household Income Change ('20-'25) % of Market Name County vs National Expections Franchise Rank 1.1x Gloucester 62.8% #3 1.0x Atlantic 24.6% #7 0.8x Philadelphia 7.9% #21 1.0x Camden 4.7% #19 >1x Nation <1x Nation National Avg. 9.87% Source: S&P Global Market Intelligence

Long History of Performance PKBK Has Historically Maintained Strong Earnings and Managed Well Through Difficult Times Return on Average Assets (ROAA) 2.01% 1.98% 1.94% 1.53% 1.41% 1.41% 1.40% 1.35% 1.23% 1.12%¹ 1.09% 1.07% 1.04% 0.94% 0.79% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Net Charge-off (NCOs) / Average Loans 1.26% 1.06% 0.94% 0.68% 0.56% 0.48% 0.11% 0.10% 0.25% 0.17% -0.01% 0.00% 0.00% -0.07% 0.00% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 1) 2017 decline in ROAA impacted by tax reform and required DTA write down Source: S&P Global Market IntelligenceLong History of Performance PKBK Has Historically Maintained Strong Earnings and Managed Well Through Difficult Times Return on Average Assets (ROAA) 2.01% 1.98% 1.94% 1.53% 1.41% 1.41% 1.40% 1.35% 1.23% 1.12%¹ 1.09% 1.07% 1.04% 0.94% 0.79% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Net Charge-off (NCOs) / Average Loans 1.26% 1.06% 0.94% 0.68% 0.56% 0.48% 0.11% 0.10% 0.25% 0.17% -0.01% 0.00% 0.00% -0.07% 0.00% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 1) 2017 decline in ROAA impacted by tax reform and required DTA write down Source: S&P Global Market Intelligence

Consistent History of Growth Current Success is Attributed to Disciplined Organic Growth Total Assets ($M) Net Loans and Leases ($M) $1,816 $1,445 $1,399 $1,681 $1,223 $1,467 $997 $1,137 $836 $1,016 2016 2017 2018 2019 2020Q1 2016 2017 2018 2019 2020Q1 Total Deposits ($M) Total Equity ($M) $1,469 $185 $179 $1,339 $1,184 $155 $135 $127 $866 $789 2016 2017 2018 2019 2020Q1 2016 2017 2018 2019 2020Q1 Source: S&P Global Market IntelligenceConsistent History of Growth Current Success is Attributed to Disciplined Organic Growth Total Assets ($M) Net Loans and Leases ($M) $1,816 $1,445 $1,399 $1,681 $1,223 $1,467 $997 $1,137 $836 $1,016 2016 2017 2018 2019 2020Q1 2016 2017 2018 2019 2020Q1 Total Deposits ($M) Total Equity ($M) $1,469 $185 $179 $1,339 $1,184 $155 $135 $127 $866 $789 2016 2017 2018 2019 2020Q1 2016 2017 2018 2019 2020Q1 Source: S&P Global Market Intelligence

Loan Portfolio by Segment

Select Loan Portfolio Metrics

Total Loan Portfolio

Sector	Outstanding Balance ($000)	Percentage of Total (%)
Non-Owner Occupied 1-4 Residential	373,567	25.44%
Construction & Development	258,683	17.62%
Owner Occupied 1-4 Residential	253,548	17.27%
Owner Occupied CRE	107,861	7.35%
Retail	72,982	4.97%
Hotels / Hospitality	72,952	4.97%
Multi Family	71,207	4.85%
Office	65,136	4.44%
Restaurants	39,032	2.66%
Mixed-Use	33,140	2.26%
Other	31,900	2.17%
Commercial & Industrial	25,521	1.74%
Warehouse	23,647	1.61%
Consumer	23,437	1.60%
Cold Storage	8,901	0.61%
Manufacturing	6,691	0.46%
Aviation & Related	0	0.00%
Total Loan Portfolio	**1,468,204**	**100.00%**

Construction & Development Portfolio

Loan Type	Outstanding Balance ($000)	Percentage of C&D (%)
Residential Housing	102,281	39.54%
Commercial Real Estate	52,855	20.43%
Residential Housing 1-4 Units	30,504	11.79%
Hotel	17,213	6.65%
Other Land Loans	14,464	5.59%
Office	12,714	4.92%
Warehouse	9,252	3.58%
Retail	5,520	2.13%
Other Land Loans Owner Occupied	4,962	1.92%
Marajuana Realted Business	4,486	1.73%
Owner Occupied	4,012	1.55%
Owner Occupied Residential	420	0.16%
Total C&D Portfolio	**258,683**	**100.00%**

Other Segments

Sector	Outstanding Balance ($000)	Percentage of Total (%)
Total Healthcare Exposure	**4,838**	**0.33%**
Total Energy Exposure	**299**	**0.02%**
Total Nursing Exposure	**10,482**	**0.71%**

Note: Financial data as of March 31, 2020
Source: Company Documents

PARKE BANCORP INC. | 13

Retail Industry Exposure

Top 25 Credits

Contract Date	Property Type	Outstanding Balance	Unfunded Commitment	Committed Balance	LTV	Deferral Yes / No	Deposit Relationship >$500k?
5/11/2007	163,050 SF shopping center located in Northfield, New Jersey	$5,910,648		$5,910,648	77%	Yes	✓
8/14/2018	57,496 SF retail strip center located in Boundbrook, New Jersey.	5,589,593		5,589,593	57%	Yes	
10/19/2006	43,917 SF shopping center located in Pennsauken, New Jersey.	4,770,590		4,770,590	47%	Yes	
6/30/2011	77,500 SF shopping center located in Philadelphia, PA.	4,463,904		4,463,904	61%	Yes	✓
5/26/2010	30,576 SF shopping center located in Northfield, New Jersey.	3,949,920		3,949,920	56%	Yes	
3/9/2018	30,492 SF retail/office building located in Chester, PA.	3,436,992		3,436,992	58%	Yes	
9/30/2014	8.04 Acre shopping center located in Pottstown, Pennsylvania.	3,428,542		3,428,542	86%	Yes	✓
4/30/2019	2.21 Acre shopping center located in Newtown Township, Pennsylvania.	2,500,000		2,500,000	66%	No	
12/18/2014	17,000 SF, retail building located in Fort Washington, Pennsylvania.	2,355,476		2,355,476	60%	Yes	
12/29/2015	22,241 SF office/school building in Philadelphia, Pennsylvania.	1,809,442		1,809,442	60%	Yes	
3/2/2015	7,721 SF retail/restaurant located in Voorhees, New Jersey.	1,737,828		1,737,828	58%	Yes	
4/25/2018	4,500 SF gas station/convenience store located in Cape May, New Jersey.	1,711,283		1,711,283	74%	Yes	
10/31/2013	34,648 SF retail strip center located in Philadelphia, Pennsylvania.	1,700,843		1,700,843	21%	No	
11/15/2012	11,598 SF commercial storefront located in Philadelphia's Chinatown.	1,502,303		1,502,303	46%	No	✓
2/22/2012	Boutique shopping center located in Huntingdon Valley, Pennsylvania.	1,488,636		1,488,636	40%	Yes	
1/31/2014	163,050 SF retail shopping center in Northfield, New Jersey.	1,422,996		1,422,996	77%	Yes	✓
4/17/2014	4,212 SM Commercial retail units located in Center City, Philadelphia.	1,290,250		1,290,250	52%	Yes	
6/1/2015	5 Separate commercial units located in Avalon, New Jersey.	1,155,253		1,155,253	62%	Yes	
7/22/2011	24,930 SF amish farmer's market located in Hopewell, New Jersey.	1,085,493		1,085,493	43%	Yes	
2/27/2017	18,947 SF parcel with two commercial buildings located in Philadelphia, Pennsylvania.	1,084,833		1,084,833	64%	No	
8/31/2016	12,896 commercial building and 20 stall parking lot located in Philadelphia.	1,067,135		1,067,135	67%	No	✓
12/23/2019	7,725 SF commercial retail buildings located in Newark, New Jersey.	996,438		996,438	54%	Yes	
11/2/2018	2,200 SF auto body shop located in Bergen, New Jersey.	976,068		976,068	66%	No	
8/8/2014	16,652 SF retail/apartment complex located in Washington Township, New Jersey.	926,828		926,828	54%	Yes	
4/16/2018	Two 2,936 SF 3 story storefront buildings located in Philadelphia's Chinatown neighborhood.	906,200		906,200	61%	Yes	✓
	Top 25 Retail CRE Statistics	$57,267,495 Balances Outstanding	$0 Remain Unfunded	$57,267,495 Balances Committed	60% WA LTV	85% WA In Deferral[1]	28% Are Meaningful Depositors

1) WA In Deferral shown for the weighted average of the outstanding balance
Note: As of, or for the three months ended, March 31, 2020
Source: Company documents

PARKE BANCORP INC. | 14

Hotel Industry Exposure

All Credits

Contract Date	Property Type	Hotel Flag	Outstanding Balance	Unfunded Commitment	Committed Balance	LTV	Deferral Yes / No	Deposit Relationship >$500k?
9/28/2017	89-guestroom hotel in Jersey City, New Jersey.	Holiday Inn Express	$13,382,200		$13,382,200	54%	Yes	
9/28/2017	150-guestroom hotel in Bronx, New York.	Holiday Inn Express	11,900,637	2,440,899	14,341,536	31%	Yes	✓
5/31/2019	186-guestroom hotel in Atlanta, Georgia.	Four Points Hotel	13,359,448		13,359,448	72%	No	✓
5/31/2019	101-guestroom hotel Mount Laurel, New Jersey.	Hampton Inn & Suites	5,597,333		5,597,333	44%	Yes	
4/28/2017	45-guestroom hotel in Philadelphia, PA.	Sleep Inn	5,021,052		5,021,052	56%	Yes	✓
11/20/2018	110-guestroom hotel in Linthicum Heights, Maryland.	Microtel Inn & Suites	4,283,231		4,283,231	43%	Yes	
2/18/2015	37-guestroom hotel in Bronx, New York.	Boutique Hotel	3,429,715		3,429,715	48%	No	✓
2/18/2014	40-guestroom hotel in Bellebille, New Jersey.	Rodeway Inn	3,377,069		3,377,069	63%	No	
3/19/2009	179-guestroom hotel in Rochelle Park, New Jersey.	Ramada	3,083,986		3,083,986	41%	No	
1/17/2019	48-guestroom motel in Wildwood, New Jersey	Boutique Motel	1,809,309		1,809,309	50%	Yes	
5/7/2018	60-guestroom motel in Galloway, NJ	Quality Inn & Suites	1,637,769		1,637,769	71%	Yes	
11/14/2008	70-bed, 6,192 SF hostile in Old City, Philadelphia, PA.	Boutique Hostel	1,389,023		1,389,023	69%	Yes	
12/9/2011	66-guestroom hotel in Wildwood, New Jersey.	Boutique Hotel	1,256,386		1,256,386	50%	Yes	
7/21/2017	40-guestroom hotel in Vineland, New Jersey.	Comfort Inn	1,181,461		1,181,461	47%	Yes	
4/30/2019	56-guestroom hotel in Bronx, New York.	Boutique Hotel	826,223		5,682,000	57%	No	
12/28/2012	5,748 SF commercial building in Philadelphia.	Boutique Hotel	428,550		428,550	59%	No	
9/11/2008	18-guestrrom motel in Galloway, New Jersey.	Boutique Motel	360,828		360,828	60%	Yes	
2/26/2020	6 unit motel located in Ocean City, New Jersey.	Boutique Hotel	242,531		242,531	62%	No	
10/7/2015	54-guestroom motel in Wildwood Crest, New Jersey.	Boutique Motel	175,315		175,315	3%	No	
1/31/2020	66-guestroom hotel in Wildwood, New Jersey.	Boutique Hotel	131,178		150,000	50%	No	
7/24/2015	48-guestroom motel in Wildwood, New Jersey	Boutique Motel	79,080		79,080	50%	No	
	All Hotels Statistics		$72,952,324 Balances Outstanding	$2,440,899 Remain Unfunded	$80,267,822 Balances Committed	52% WA LTV	66% WA In Deferral[1]	19% Are Meaningful Depositors

The Company has implemented a freeze on new hotel loans until there is a clearer view of the effect the coronavirus will have on business travel and vacations

1) WA In Deferral shown for the weighted average of the outstanding balance
Note: As of, or for the three months ended, March 31, 2020
Source: Company documents

PARKE BANCORP INC. | 15

Deposit Composition Stable Funding Base Historical Core Deposit Trends Jumbo 10.7% 12.6% Non-Core 15.7% 15.9% 17.1% Time Non- Interest 7% Bearing 89.3% 87.5% 84.3% 84.1% Core 82.9% 24% Total Deposits: 2016Y 2017Y 2018Y 2019Y 2020Q1 $1.5 Billion 39% Historical Cost of Deposits Retail Time Total Deposits ($B) Cost of Deposits (bps) 30% Non-Time $1.5 Interest $1.3 $1.3 Bearing $1.3 $1.3 $1.2 $1.1 $1.0 $0.9 $0.9 $0.8 $0.8 $0.8 $0.8 $0.7 $0.7 $0.7 150bps 24.1% 84.1% Non-Interest Bearing Core Deposits 70bps 147bps Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 MRQ Cost of Deposits 2016Y 2017Y 2018Y 2019Y ‘20 Note: Bank level financial data shown for core deposit trends; Financial data as of March 31, 2020, except for annual data which is as of, or for the year ended, December 31 Note: Core deposits defined as total deposits, less jumbo time deposits; Jumbo time deposits defined as time deposits with a value of $250,000, or more Source: S&P Global Market IntelligenceDeposit Composition Stable Funding Base Historical Core Deposit Trends Jumbo 10.7% 12.6% Non-Core 15.7% 15.9% 17.1% Time Non- Interest 7% Bearing 89.3% 87.5% 84.3% 84.1% Core 82.9% 24% Total Deposits: 2016Y 2017Y 2018Y 2019Y 2020Q1 $1.5 Billion 39% Historical Cost of Deposits Retail Time Total Deposits ($B) Cost of Deposits (bps) 30% Non-Time $1.5 Interest $1.3 $1.3 Bearing $1.3 $1.3 $1.2 $1.1 $1.0 $0.9 $0.9 $0.8 $0.8 $0.8 $0.8 $0.7 $0.7 $0.7 150bps 24.1% 84.1% Non-Interest Bearing Core Deposits 70bps 147bps Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 MRQ Cost of Deposits 2016Y 2017Y 2018Y 2019Y ‘20 Note: Bank level financial data shown for core deposit trends; Financial data as of March 31, 2020, except for annual data which is as of, or for the year ended, December 31 Note: Core deposits defined as total deposits, less jumbo time deposits; Jumbo time deposits defined as time deposits with a value of $250,000, or more Source: S&P Global Market Intelligence

Cannabis Business

Source of Funds

- The U.S. Department of the Treasury's Financial Crimes Enforcement Network ("FinCEN") published guidelines in 2014 for financial institutions servicing state legal cannabis businesses. A financial institution that provides services to cannabis-related businesses can comply with Bank Secrecy Act ("BSA") disclosure standards by following the FinCEN guidelines.
- We are operating in compliance with the FinCEN guidelines, but there can be no assurance that federal guidelines will not change.
- We provide banking services to customers that are licensed by various States to do business in the cannabis industry as growers, processors and dispensaries
- We conduct a significant due diligence review of the cannabis business, including:
  - Confirmation that the business is properly licensed by the applicable state
  - Site visits, to ensure that the business continues to meet our stringent requirements
  - Maintenance of required licenses
  - Periodic financial reviews of the business
- At March 31, 2020 and December 31, 2019, deposit balances from Cannabis customers were approximately $264.8 million and $129.2 million, or 18.0% and 9.6% of total deposits, respectively, with two customers accounting for 53.2% and 13.6% of the total at March 31, 2020 and December 31, 2019.
- At March 31, 2020 and December 31, 2019, there were cannabis-related loans in the amounts of $7.9 million and $5.5 million, respectively, classified as CRE. We recorded approximately $109,500 and $30,500 of interest income in the three months ended March 31, 2020 and 2019, respectively, related to these loans.



Cannabis Amount ($MM)
% of Total Deposits
$1
0.10%
2015
$37
4.65%
2016
$37
4.27%
2017
$254
21.44%
2018
$129
9.65%
2019
$265
18.03%
2020Q1

Source: S&P Global Market Intelligence; Company documents

PARKE BANCORP INC. | 21

Key Profitability Metrics Success Maintaining Strong Profitability Metrics Noninterest Income / Operating Revenue (%) Net Interest Margin (%) 4.00% 3.96% 11.29% 3.92% 3.75% 3.64% 7.85% 7.15% 6.81% 6.70% 2016 2017 2018 2019 2020LTM 2016 2017 2018 2019 2020LTM ROAA and ROAE¹ (%) Efficiency Ratio (%) ROAA ROAE 17.97% 17.47% 17.20% 15.58% 2.01% 1.98% 1.94% 1.84% 8.86% 39.02% 33.73% 33.73% 1.12% 28.76% 28.93% 2016 2017¹ 2018 2019 2020LTM 2016 2017¹ 2018 2019 2020LTM 1) Decrease in 2017 profitability due to tax reform Source: S&P Global Market IntelligenceKey Profitability Metrics Success Maintaining Strong Profitability Metrics Noninterest Income / Operating Revenue (%) Net Interest Margin (%) 4.00% 3.96% 11.29% 3.92% 3.75% 3.64% 7.85% 7.15% 6.81% 6.70% 2016 2017 2018 2019 2020LTM 2016 2017 2018 2019 2020LTM ROAA and ROAE¹ (%) Efficiency Ratio (%) ROAA ROAE 17.97% 17.47% 17.20% 15.58% 2.01% 1.98% 1.94% 1.84% 8.86% 39.02% 33.73% 33.73% 1.12% 28.76% 28.93% 2016 2017¹ 2018 2019 2020LTM 2016 2017¹ 2018 2019 2020LTM 1) Decrease in 2017 profitability due to tax reform Source: S&P Global Market Intelligence

Asset Quality Historical Ratios Have Remained Low Through Q1 2020 Non-Performing Assets (NPAs) Trend NPAs ($M) NPA Excl Restructured/ Assets (%) $58 $51 $48 $47 $45 3.25% $41 $34 $33 $32 2.63% $30 $30 $28 $29 $27 $27 $27 $26 2.29% 2.15% 1.99% 1.65% 1.20% 1.04% 0.94% 0.73% 0.60% 0.82% 0.72% 0.60% 0.56% 0.55% 0.54% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2016Y 2017Y 2018Y 2019Y ‘20 Reserves / Loans (%) NCOs / Average Loans (%) 1.83% 1.63% 1.58% 1.54% 1.53% 0.25% 0.17% 0.00% 0.00% -0.07% 2016 2017 2018 2019 2020Q1 2016 2017 2018 2019 2020Q1 Source: S&P Global Market IntelligenceAsset Quality Historical Ratios Have Remained Low Through Q1 2020 Non-Performing Assets (NPAs) Trend NPAs ($M) NPA Excl Restructured/ Assets (%) $58 $51 $48 $47 $45 3.25% $41 $34 $33 $32 2.63% $30 $30 $28 $29 $27 $27 $27 $26 2.29% 2.15% 1.99% 1.65% 1.20% 1.04% 0.94% 0.73% 0.60% 0.82% 0.72% 0.60% 0.56% 0.55% 0.54% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2016Y 2017Y 2018Y 2019Y ‘20 Reserves / Loans (%) NCOs / Average Loans (%) 1.83% 1.63% 1.58% 1.54% 1.53% 0.25% 0.17% 0.00% 0.00% -0.07% 2016 2017 2018 2019 2020Q1 2016 2017 2018 2019 2020Q1 Source: S&P Global Market Intelligence

Regulatory Capital Trends

PKBK Objective Has Been to Maintain Excess Capital

Bank Level
Holding Company

Tangible Common Equity / Tangible Assets (%)



13.76
10.54
12.96
10.45
11.32
10.38
11.32
10.53
10.80
10.08
2016
2017
2018
2019
2020Q1

Tier 1 Leverage Ratio (%)



15.29
15.25
13.99
14.31
12.10
12.15
11.85
11.87
10.81
10.82
Well capitalized: 5.0%
2016
2017
2018
2019
2020Q1

Tier 1 Ratio (%)



16.67
17.07
15.56
15.92
15.43
15.48
15.42
15.44
15.32
15.33
Well capitalized: 8.0%
2016
2017
2018
2019
2020Q1

Total Risk-Based Capital Ratio (%)



17.93
18.33
16.81
17.17
16.69
16.73
16.67
16.70
16.57
16.58
Well capitalized: 10.0%
2016
2017
2018
2019
2020Q1

Note: Well capitalized levels as determined by federal regulations
Source: Federal Reserve; Company documents; S&P Global Market Intelligence

PARKE BANCORP INC. | 24

Illustrative Impact of the Subordinated Debt Offering As of 3/31/2020 Pro Forma Regulatory Capital 1 Pro Forma Holding Company 18.83% 16.58% 15.26% 15.33% 14.18% 14.11% 10.82% 10.65% 10.08% 9.92% TCE / TA Leverage Ratio CET 1 Ratio Tier 1 Ratio Total Capital Ratio Bank Level 18.53% 17.28% 17.17% 16.57% 15.32% 15.21% 12.07% 12.07% 10.81% 10.80% TCE / TA Leverage Ratio CET 1 Ratio Tier 1 Ratio Total Capital Ratio 1) For illustrative purposes only. Assumes gross offering proceeds of $30 million with 90% down streamed to the bank after offering expenses (based on an underwriting spread of 2.75% and $100,000 of other offering expenses) Note: Financial data is unaudited and per Company regulatory filings; As of March 31, 2020; Risk-weighting on new assets assumed 20% Source: Company documents; S&P Global Market IntelligenceIllustrative Impact of the Subordinated Debt Offering As of 3/31/2020 Pro Forma Regulatory Capital 1 Pro Forma Holding Company 18.83% 16.58% 15.26% 15.33% 14.18% 14.11% 10.82% 10.65% 10.08% 9.92% TCE / TA Leverage Ratio CET 1 Ratio Tier 1 Ratio Total Capital Ratio Bank Level 18.53% 17.28% 17.17% 16.57% 15.32% 15.21% 12.07% 12.07% 10.81% 10.80% TCE / TA Leverage Ratio CET 1 Ratio Tier 1 Ratio Total Capital Ratio 1) For illustrative purposes only. Assumes gross offering proceeds of $30 million with 90% down streamed to the bank after offering expenses (based on an underwriting spread of 2.75% and $100,000 of other offering expenses) Note: Financial data is unaudited and per Company regulatory filings; As of March 31, 2020; Risk-weighting on new assets assumed 20% Source: Company documents; S&P Global Market Intelligence

Illustrative Impact of the Subordinated Debt Offering (Cont'd)

Double Leverage and Interest Coverage

$ in thousands

Assumptions	
% of Subordinated Debt Downstreamed to Bank	90%
Subordinated Debt Issuance Net Proceeds Amount	$29,075
Interest Rate	6.50%

	For the Twelve Months Ended			
	12/31/2017	12/31/2018	12/31/2019	3/31/2020
Double Leverage				
Investment in Subsidiaries	$147,394	$166,006	$190,216	$196,275
Consolidated Equity	134,780	154,996	179,424	184,870
Double Leverage Ratio	109.4%	107.1%	106.0%	106.2%
Proposed Subordinated Debt Offering Downstreamed to Bank				$26,168
Pro Forma Bank-Level Equity Assuming 90% Downstreamed to Bank				$222,443
Pro Forma Double Leverage Ratio				**120.3%**
Interest Coverage				
Total Deposit Interest	$6,478	$11,071	$18,687	$20,175
Other Borrowing Interest	1,802	2,700	3,968	3,913
Preferred Stock Dividend[1]	2,290	595	32	43
Total Interest Expense	10,570	14,366	22,687	24,131
Net Income Available to Service All Interest	32,507	47,186	62,727	64,591
Interest Coverage (including deposit expense)	3.08x	3.28x	2.76x	2.68x
Net Income Available to Service Non-Deposit Interest	26,029	36,115	44,040	44,416
Interest Expense for Non-Deposit Interest	4,092	3,295	4,000	3,956
Interest Coverage (excluding deposit expense)	6.36x	10.96x	11.01x	11.23x
New Holding Company Subordinated Debt Expense (6.50%)				**$1,950**
Total Interest Expense				26,081
Interest Expense for Non-Deposit Interest				5,906
Pro Forma Interest Coverage (including deposit expense)				**2.48x**
Pro Forma Interest Coverage (excluding deposit expense)				**7.52x**

[1] Preferred dividend grossed up at each respective period's effective tax rate

Note: For illustrative purposes only. Assumes gross offering proceeds of $30 million with 90% down streamed to the bank after offering expenses (based on an underwriting spread of 2.75% and $100,000 of other offering expenses)

Note: Financial data is unaudited and per Company regulatory filings; As of, or for the last twelve months ended, March 31, 2020, except for annual data which is as of, or for the year ended, December 31

Source: Company documents; S&P Global Market Intelligence

PARKE BANCORP INC. | 26

AppendixAppendix

Credit Ratings Summary (as of June 15, 2020) Issuer Parke Bancorp, Inc. 1,2 A- Subordinated Debt 1) A rating is not a recommendation to buy, sell or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating organization has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating 2) Egan-Jones Scale: https://www.egan-jones.com/public/credit_ratings.aspx Source: Egan-Jones Ratings AgencyCredit Ratings Summary (as of June 15, 2020) Issuer Parke Bancorp, Inc. 1,2 A- Subordinated Debt 1) A rating is not a recommendation to buy, sell or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating organization has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating 2) Egan-Jones Scale: https://www.egan-jones.com/public/credit_ratings.aspx Source: Egan-Jones Ratings Agency

Securities Portfolio Composition § Approximately $274 million of cash and equivalents Corporate Municipal st as of May 31 1.8% 4.3% Floating MBS 0.1% § Approximately $27.2 million in securities, primarily concentrated in fixed Mortgage-Backed Securities § Weighted average yield of 2.6% § Average base duration of 9.6 years § Approximately $26.0 million AFS securities vs. $1.2 million HTM Fixed MBS 93.7% Note: As of, or for the three months ended, March 31, 2020 (unaudited) Source: Company documentsSecurities Portfolio Composition § Approximately $274 million of cash and equivalents Corporate Municipal st as of May 31 1.8% 4.3% Floating MBS 0.1% § Approximately $27.2 million in securities, primarily concentrated in fixed Mortgage-Backed Securities § Weighted average yield of 2.6% § Average base duration of 9.6 years § Approximately $26.0 million AFS securities vs. $1.2 million HTM Fixed MBS 93.7% Note: As of, or for the three months ended, March 31, 2020 (unaudited) Source: Company documents

Historical Income Statement

($000)	2015Y	2016Y	2017Y	2018Y	2019Y	3/31/20 LTM
	For the Year Ended December 31,					
Interest Income	39,410	42,202	48,655	61,874	79,540	82,740
Interest Expense	5,812	6,764	8,280	13,771	22,655	24,088
Net Interest Income	33,598	35,438	40,375	48,103	56,885	58,652
Provision for Loan Losses	3,040	1,462	2,500	1,800	2,700	3,396
Service Charges on Deposits	290	315	416	1,482	1,921	2,108
Gain on Sale of Loans	4,147	1,819	477	378	116	76
Loan Fees & Charges	1,387	777	654	1,121	982	1,032
Bank-owned Life Insurance Revenue	357	722	652	613	601	600
Other Noninterest Income	918	876	911	503	465	470
Total Noninterest Income	7,099	4,509	3,110	4,097	4,085	4,286
Realized Gain on Securities	0	0	(44)	0	0	0
Nonrecurring Revenue	0	7,611	0	0	0	0
Compensation & Benefits	7,717	7,322	7,362	8,251	9,188	9,592
Occupancy & Equipment	1,273	1,314	1,443	1,675	1,793	1,802
Professional Fees	1,657	1,639	1,573	1,419	1,946	1,910
Tech & Communications Expense	510	633	736	835	1,046	1,145
Foreclosure & Repo	3,661	2,870	2,046	1,301	661	829
Other Expense	4,053	4,680	3,554	3,504	3,564	3,761
Total Noninterest Expense	18,871	18,458	16,714	16,985	18,198	19,039
Net Income before Taxes	18,786	27,638	24,227	33,415	40,072	40,503
Provision for Taxes	6,843	8,695	12,389	8,377	9,785	10,023
Net Income	11,943	18,943	11,838	25,038	30,287	30,480
Net Income Attributable to Noncontrolling Int	1,246	433	(32)	214	446	488
Net Income Attributable to Parent and Diluted EPS	10,697	18,510	11,870	24,824	29,841	29,992
Preferred Dividends	1,200	1,200	1,119	446	24	32
EPS after Extra ($)	1.02	1.75	1.13	2.28	2.73	2.68
Pre-Provision Earnings per Share ($)	1.23	1.28	1.66	2.54	3.05	3.05

Source: S&P Global Market Intelligence

PARKE BANCORP INC. | 33

Historical Balance Sheet

($000)	2015Y	2016Y	2017Y	2018Y	2019Y	3/31/20 LTM
	For the Year Ended December 31,					
Cash and Cash Equivalents	27,429	70,720	42,113	154,471	191,607	283,191
Total Securities	49,537	51,736	46,431	38,249	35,220	34,643
Total Cash & Securities	**76,966**	**122,456**	**88,544**	**192,720**	**226,827**	**317,834**
Gross Loans Held for Investment	758,501	851,953	1,011,717	1,241,157	1,420,749	1,468,204
Loan Loss Reserve	16,136	15,580	16,533	19,075	21,811	23,219
Loans Held for Sale	2,640	0	1,541	419	190	193
Total Net Loans	745,005	836,373	996,725	1,222,501	1,399,128	1,445,178
Real Estate Owned and Held for Investment	16,629	10,528	7,248	5,124	4,727	3,950
Goodwill	0	0	0	0	0	0
Fixed Assets	4,591	5,197	7,025	6,783	9,490	9,385
Interest Receivable	3,012	3,117	4,025	5,191	6,069	6,358
Bank-owned Life Insurance	23,822	24,544	25,196	25,809	26,410	26,556
Other Assets	15,099	13,970	8,689	9,270	8,509	6,295
Total Other Assets	46,524	46,828	44,935	47,053	50,478	48,594
Total Assets	**885,124**	**1,016,185**	**1,137,452**	**1,467,398**	**1,681,160**	**1,815,556**
Total Deposits	665,210	788,694	866,383	1,183,873	1,339,219	1,469,330
FHLB Borrowings	84,650	79,650	114,650	104,650	134,650	134,650
Senior Debt	84,650	79,650	114,650	104,650	137,194	137,134
Trust Preferred (FAS 150)	13,403	13,403	13,403	13,403	13,403	13,403
Total Subordinated Debt	13,403	13,403	13,403	13,403	13,403	13,403
Total Debt	98,053	93,053	128,053	118,053	150,597	150,537
Total Other Liabilities	9,654	7,348	8,236	10,476	11,920	10,819
Total Liabilities	**772,917**	**889,095**	**1,002,672**	**1,312,402**	**1,501,736**	**1,630,686**
Total Preferred Equity	20,000	20,000	15,971	1,224	500	500
Common Equity	92,040	107,134	118,809	152,333	177,105	182,989
Equity Attributable to Parent Company	112,040	127,134	134,780	153,557	177,605	183,489
Noncontrolling Interests	167	(44)	0	1,439	1,819	1,381
Total Equity	**112,207**	**127,090**	**134,780**	**154,996**	**179,424**	**184,870**
Total Liabilities and Equity	**885,124**	**1,016,185**	**1,137,452**	**1,467,398**	**1,681,160**	**1,815,556**

Source: S&P Global Market Intelligence

PARKE BANCORP INC. | 34

Non-GAAP Reconciliation For the Year Ended December 31, ($000) 2015Y 2016Y 2017Y 2018Y 2019Y 3/31/20 LTM Total Common Equity 92,040 107,134 118,809 152,333 177,105 182,989 Goodwill 0 0 0 0 0 0 Other Intangibles 0 0 0 0 0 0 Less: Total Intangible Assets 0 0 0 0 0 0 Tangible Common Equity 92,040 107,134 118,809 152,333 177,105 182,989 Total Assets 885,124 1,016,185 1,137,452 1,467,398 1,681,160 1,815,556 Goodwill 0 0 0 0 0 0 Other Intangibles 0 0 0 0 0 0 Less: Total Intangible Assets 0 0 0 0 0 0 Tangible Assets 885,124 1,016,185 1,137,452 1,467,398 1,681,160 1,815,556 Tangible Common Equity / Tangible Assets 10.40% 10.54% 10.45% 10.38% 10.53% 10.08% Source: S&P Global Market IntelligenceNon-GAAP Reconciliation For the Year Ended December 31, ($000) 2015Y 2016Y 2017Y 2018Y 2019Y 3/31/20 LTM Total Common Equity 92,040 107,134 118,809 152,333 177,105 182,989 Goodwill 0 0 0 0 0 0 Other Intangibles 0 0 0 0 0 0 Less: Total Intangible Assets 0 0 0 0 0 0 Tangible Common Equity 92,040 107,134 118,809 152,333 177,105 182,989 Total Assets 885,124 1,016,185 1,137,452 1,467,398 1,681,160 1,815,556 Goodwill 0 0 0 0 0 0 Other Intangibles 0 0 0 0 0 0 Less: Total Intangible Assets 0 0 0 0 0 0 Tangible Assets 885,124 1,016,185 1,137,452 1,467,398 1,681,160 1,815,556 Tangible Common Equity / Tangible Assets 10.40% 10.54% 10.45% 10.38% 10.53% 10.08% Source: S&P Global Market Intelligence